UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2008 (December 3, 2008)

POINT BLANK SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13112	11-3129361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2102 SW 2nd Street, Pompano Beach, Florida	33069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 630-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 3, 2008, the Board of Directors of Point Blank Solutions, Inc. (the “Company”) approved amendments to the Company’s 2007 Omnibus Equity Incentive Plan (the “2007 Plan”) which (i) authorized the grant of awards to directors, (ii) amended the definitions of “Continuous Service” and “Eligible Person,” (iii) increased the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), available for issuance under the 2007 Plan from 1,250,000 to 3,500,000, and (iv) modified the treatment of awards other than awards of options or stock appreciation rights under the 2007 Plan so that all awards count one (1) share for every one (1) share with respect to which such awards are granted. These amendments were reflected in Sections 1, 2(e), 2(r), 4(a) and 5 of the 2007 Plan.

The amended 2007 Plan allows the Committee to grant awards including options, restricted stock awards, stock appreciation rights, bonus stock, performance awards and other stock based awards (each as more fully described in the 2007 Plan) with respect to up to an aggregate of 3,500,000 shares of Common Stock, subject to adjustment as provided in Section 9(c) of the 2007 Plan. Such awards may be granted to any director, officer, employee, consultant or other person who provides services to the Company or its Related Entities (as defined in the 2007 Plan), provided that no participant may receive awards during the life of the 2007 Plan representing more than 600,000 shares of Common Stock, subject to adjustment as provided in Section 9(c) of the 2007 Plan.

Additionally, the name of the 2007 Plan has been changed to the “Point Blank Solutions, Inc. 2007 Omnibus Equity Incentive Plan” to reflect the Company’s change of corporate name from DHB Industries, Inc. on October 1, 2007.

The foregoing summary of the 2007 Plan is qualified in its entirety by reference to the Restated 2007 Plan which is being filed herewith.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Point Blank Solutions Inc. Restated 2007 Omnibus Equity Incentive Plan

10.2	Form of Director Deferred Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT BLANK SOLUTIONS, INC.

Date: December 9, 2008		/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Point Blank Solutions Inc. Restated 2007 Omnibus Equity Incentive Plan

10.2	Form of Director Deferred Stock Award Agreement

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